Acucela is a clinical-stage biotechnology company that specializes in discovering and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic diseases affecting millions of individuals worldwide. Acucela Inc. (TSE: 4589) BioCentury NewsMakers in the Biotech Industry September 26, 2014

Disclaimer This presentation contains forward-looking statements concerning our product development, our technology, our competitors, our intellectual property, our financial condition and our plans for research and development programs that involve risks, uncertainties and assumptions. These statements are based on the current estimates and assumptions of the management of Acucela as of the date of this presentation and are subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance upon these forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Acucela to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward- looking statements include, among others, those set forth in our reports on file with the Tokyo Securities Exchange and the United States Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All statements contained in this presentation are made only as of the date of this presentation. BioCentury NewsMakers in the Biotech Industry - September 26, 2014 2

Company Overview/Introduction

Company Snapshot BioCentury NewsMakers in the Biotech Industry - September 26, 2014 4 An ophthalmology-focused, science-driven biotechnology company People and Infrastructure • Broad-skilled employee base in research, development and operations • Three Locations: Seattle, WA Global Headquarters; Bothell, WA Research Facility; Tokyo, Japan Office Partnership • Long-time partnership with Otsuka Pharmaceutical • Potential high-reward alliance • Acucela has rights for lead investigational candidate (emixustat hydrochloride) in Europe, South and Central America and most of Africa Technology • Unique mechanism of action in visual cycle modulation (VCM) • Lead clinical trial program in geographic atrophy (GA) associated with dry age-related macular degeneration (AMD); no treatments currently available • Over 100 granted patents; almost 200 pending patents Financials • Successful IPO; $163M (gross) raised • Cash, short-term and long-term investments for the three months ended 06/30/14 was approximately $177M ready to deploy • General and administrative expense for the three months ended 06/30/14 was $2.5M

Corporate Strategy BioCentury NewsMakers in the Biotech Industry - September 26, 2014 5 Three core strengths drive opportunities to expand research and business development Business development Expanded research Leader in VCM research Large potential opportunity with emixustat Unique and robust partnership with Otsuka Pharmaceutical

Ryo Kubota, MD, PhD Profile • Scientific Research and Ophthalmology − Performed over 1,000 ocular surgeries to treat cataract, retinal detachment, diabetic retinopathy glaucoma, strabismus, and other conditions − Discovered a glaucoma gene, myocilin; earned the Suda Award − Established Acucela in 2002; research helped advance the theory that toxic by -products of the visual cycle could be a causative factor in AMD • Finance and Business − Raised over $40M in venture capital rounds A, B and C − Negotiated and signed a co-development and co-commercialization partnership for visual cycle modulation candidates with Otsuka Pharmaceutical − Negotiated second partnership for glaucoma with Otsuka Pharmaceutical − Led successful IPO in Japan (completed in February 2014) BioCentury NewsMakers in the Biotech Industry - September 26, 2014 6

Senior Leadership BioCentury NewsMakers in the Biotech Industry - September 26, 2014 7 Hien DeYoung, CHIC, SPHR Vice President Human Resources Keiko Mitsunobu Executive Director Alliance Management & Business Development Karin Ludwig, MD Vice President Clinical Development Hans-Peter Pfleger, PhD Vice President Commercial Operations & Strategic Marketing Ryo Kubota, MD, PhD Founder, Chairman and CEO Brian O’Callaghan President, Chief Operating Officer and Interim Chief Financial Officer

Board of Directors BioCentury NewsMakers in the Biotech Industry - September 26, 2014 8 Ryo Kubota, MD, PhD Founder, Chairman and CEO Acucela Inc. Peter Kresel Sr. Vice President, Global Regulatory Affairs, Allergan (retired) Glen Sato, JD Partner, Cooley LLP Michael Schutzler CEO, The Washington Technology Industry Association Brian O’Callaghan President, Chief Operating Officer and Interim CFO Acucela Inc.

Unique and Robust Partnership with Otsuka Pharmaceutical



Investigational Product Candidate	Potential Indication	License Territory	Financial Terms
Emixustat hydrochloride (developed by Acucela)	Dry AMD and other ophthalmic indications	***Joint (50/50)*** - North America ***Acucela*** - Europe, South and Central America and most of Africa ***Otsuka*** – Asia-Pacific, some countries in Africa/Middle East	• Otsuka paid $5M cash upfront payment to Acucela • Potential milestone payments - $258M total • To date (as of 06/30/14) Otsuka has paid approximately $130M for development activities to Acucela (including a $5M milestone payment) • Currently Otsuka and Acucela are equally sharing all development expenses; Otsuka loans funds to Acucela for the payment of Acucela's shares of the development expenses through to product launch
OPA-6566 (developed by Otsuka)	Glaucoma and other ophthalmic indications	United States	• Pre-specified condition for Acucela to exercise its right to co-develop and co-promote ("opt-in" right) • Otsuka funds all development costs prior to Acucela's opt-in election • If Acucela elects to opt-in, Acucela pays to Otsuka a pre-determined opt-in fee • Following the opt-in election, Acucela shares its portion of development expenses, which are capped

ACUCELA

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Visual Cycle Modulation (VCM) Technology

The Visual Cycle BioCentury NewsMakers in the Biotech Industry - September 26, 2014 11 The visual cycle is a biological process in which dietary vitamin A is converted to a light -sensitive compound. This process takes place in the photoreceptors and in a specialized tissue called the retinal pigment epithelium (RPE). During exposure to bright light, the visual cycle is extremely active and is thought to produce toxic by-products of vitamin A that cannot be eliminated.

Visual Cycle Modulators BioCentury NewsMakers in the Biotech Industry - September 26, 2014 12 Visual cycle modulators are small molecule compounds which target specific proteins of the visual cycle. The intended effect of VCM compounds is to reduce retinal toxins and preserve the integrity of retinal tissue. Acucela has established a leadership position in this area as a result of our pioneering efforts to research, discover and develop proprietary VCM investigational compounds.

Age-related Macular Degeneration (AMD)

About AMD • The Disease − AMD occurs when the small central portion of the retina, known as the macula, deteriorates − AMD exhibits in two forms – dry and wet – Dry (non-neovascular) AMD occurs in progressive stages – Early Dry AMD can cause blurry vision – Geographic Atrophy (GA) is the advanced form of AMD, which can cause permanent vision loss – No approved therapies to treat dry AMD at any disease stage are currently available – Wet (neovascular) AMD progresses rapidly and may lead to a permanent loss of central vision – Approved therapies currently on the market (via injection) – The underlying condition of all AMD is the dry form • Risk Factors − Included, but not limited to: genetic factors, lifestyle (diet and smoking), light exposure and hypertension • Prevalence − Aggregate estimates of wet and dry AMD patients in 2012 was 12M (US) and 127M (Global) (1) − Dry AMD represents approximately 90% of all AMD cases – Approximately 15% of AMD patients develop intermediate or advanced dry AMD (also known as GA ) (1) 2012 MarketScope report, 2012 Report on the Retinal Pharma & Biotech Market, pages 73-75. BioCentury NewsMakers in the Biotech Industry - September 26, 2014 14

AMD Disease Progression BioCentury NewsMakers in the Biotech Industry - September 26, 2014 15 Normal Retina Dry AMD (Drusen) Wet AMD (Neo-vascularization) Late-Stage Dry AMD (Geographic Atrophy or GA)

AMD: Proposed Disease Progression and Potential Targets for Intervention




Investigational Approaches
Aging, Oxidative Stress, Light Damage, Genetic Factors
(lipofuscin, vitamin A toxins, free radicals)
(lipid & protein deposits beneath RPE)
Visual Cycle Modulators
Anti-amyloid ß
Early Pathology
RPE Dysfunction
Chronic Inflammation
(immune response & complement activation)
Complement Inhibitors
Intermediate Pathology
Damage/Death of RPE
Stem Cell Transplants
Late Pathology
Photoreceptor Cell Death
Approved Therapy
Geographic Atrophy
Choroidal Neovascularization
Anti-VEGF Medications (CNV)

Adapted from: Kanda A. et al, *Inflammation in the Pathogenesis of AMD, Br J Ophthalmol* 2008; 92: 448-450.

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BioCentury NewsMakers in the Biotech Industry - September 26, 2014 16

Visual Impact of GA Associated with Dry AMD BioCentury NewsMakers in the Biotech Industry - September 26, 2014 17

Autofluorescence is Suggested to be Associated with the Progression of Atrophy*





Photo courtesy of Professor Dr. Frank G. Holz, Director of University Eye Hospital, Bonn, Germany.

*Frank G. Holz, MD, Erich C. Strauss, MD, Steffen Schmitz-Valckenberg, MD, Menno van Lookeren Campagne, PhD. *Geographic Atrophy: Clinical Features and Potential Therapeutic Approaches*; *Ophthalmology* 2014; 121 (5): 1079 – 91.

ACUCELA

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Emixustat in Clinical Studies for Geographic Atrophy (GA) Associated with Dry Age- Related Macular Degeneration (AMD)

Emixustat Hydrochloride Overview: Lead Investigational Product Candidate • Non-retinoid small molecule • Oral administration • Designed to modulate visual cycle activity and reduce the accumulation of toxins in the retina • Targets a key rate-limiting enzyme of the visual cycle • Measureable pharmacologic effect in the retina through ERG (Electroretinography or ERG is an eye test used to detect abnormal function of the retina - the light-detecting portion of the eye) BioCentury NewsMakers in the Biotech Industry - September 26, 2014 20

Drug Development Path: Emixustat for GA Associated with Dry AMD BioCentury NewsMakers in the Biotech Industry - September 26, 2014 21 2005 2007 2009 2012 2013 » Phase 2b/3 clinical trial commences » Two-year treatment » Toxicology » Proof-of-concept in pre- clinical model » Medicinal chemistry » Five phase 1 clinical trials completed » One phase 2a clinical trial completed (GA subjects) » 179 total subjects exposed to emixustat » Fast track designation granted » IND filed » First human trial 2008 21 2014 » Phase 2b/3 clinical trial enrollment completed in 508 subjects 2016 » Phase 2b/3 clinical trial top-line results expected

Reduction of Rod Photoreceptor Activity and Protection from Light Damage in Mice Treated with Single Dose of Emixustat BioCentury NewsMakers in the Biotech Industry - September 26, 2014 22 wild-type outer nuclear layer Emixustat (1 mg/kg), single dose pre-treatment Protection from light damage +10K lux light +10K lux light Slowing of visual cycle activity: Dose-dependent reduction of rod photoreceptor activity (ERG following single dose) 450 300 150 B -w a v e a m p litu d e (  V ) 10 0 40 30 20 Minutes Vehicle 0.1 mg/kg 0.2 mg/kg 0.4 mg/kg 0.8 mg/kg Source: Bavik, C, Zhang, Y, Murata, K, et al, Developing Therapies for Blinding Eye Diseases, ARVO Abstract 1217, 2009.

25 20 15 10 5 Attenuation of A2E Accumulation in abca4-/- Mice Treated Three Months with Emixustat BioCentury NewsMakers in the Biotech Industry - September 26, 2014 23 Reduction of A2E/lipofuscin Emixustat (3 mg/kg), 3-month treatment abcr-/- abcr-/- wild-type A 2E ( pmol /e ye ) (% No rma liz ed to Cont rols ) RPE Vehicle Daily Dosage: log(mg/kg) -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 T0 ED50 = 0.47 mg/kg/day Source: ARVO Abstract 1217, 2009. * * Data on file.

Emixustat Treatment Reduces Retinal Neovascularization in Mouse Model of Oxygen- Induced Retinopathy BioCentury NewsMakers in the Biotech Industry - September 26, 2014 24 75% O2 + vehicle 75% O2 + Emixustat ED50 = 0.46mg/kg 40 30 20 10 % N eo va sc ul ari zat io n Treatment ED50 = 0.46 mg/kg 75% O2 + Emixustat 75% O2 + vehicle Air * * * Source: Henry, SH, Budzynski, E, Diamond, C, et al, Visual Cycle Modulators (VCMs) as Inhibitors of Retinal Neovascularization, ARVO Abstract 950, 2012.

Emixustat Phase 1a Clinical Trial Results: Mean Oral PK Profiles BioCentury NewsMakers in the Biotech Industry - September 26, 2014 25 20 15 10 5 Time (h) 4 12 24 20 16 8 0 Mea n Plasma Co nc ent rat io n (n g/ m l) 2mg/subject 7mg/subject 10mg/subject 20mg/subject 20mg/subject (cohort 4) 40mg/subject 60mg/subject 75mg/subject • Single-ascending dose; phase 1a clinical trial in healthy subjects • AUC increased approximately proportionally with dose • Maximal plasma concentration (Cmax) also increased linearly with dose • Emixustat was readily absorbed from the GI tract Source: Kubota, R, Bowman, NL, David R, et al, Safety and effect on rod function of emixustat, a novel small molecule visual cycle modulator, Retina 2012; 32: 183 – 8.

Phase 2a Dose Escalation Study • Design − Multi-center, randomized, double-masked, placebo-controlled, dose-escalation study of the safety, tolerability, pharmacokinetics and pharmacodynamics of emixustat – A total of 72 patients with GA associated with dry AMD were enrolled – Treatment period for up to three months • Primary objectives − Assess the safety and tolerability of different dose levels of emixustat when administered orally once daily for three months − Explore the relationship of biologic activity of emixustat using ERG as biomarker • Summary of Results (completed in October 2012) − Emixustat was generally safe and well tolerated at the doses and duration tested − ERG data confirmed dose-dependent pharmacologic activity in the retina − Data were presented at The Association for Research in Vision and Ophthalmology (ARVO) 2013 annual meeting in Seattle, Washington • Next Milestone − Podium presentation at the American Association of Ophthalmology (AAO) 2014 annual meeting in Chicago, Illinois BioCentury NewsMakers in the Biotech Industry - September 26, 2014 26

Minutes After Bleach 200 150 100 50 20 30 10 Mea n b- W av e Ampl itu de (µV ) Rod Visual Cycle Suppression with Emixustat in Patients with GA (at Day 14) BioCentury NewsMakers in the Biotech Industry - September 26, 2014 27 Placebo (N=14) 2mg (N=12) 5mg (N=11) 7mg (N=11) 10mg (N=5) *Dose *Suppression Placebo 5% ± 39% 2 mg 35% ± 42% 5 mg 54% ± 40% 7 mg 62% ± 35% 10 mg 86% ± 14% • Administration of emixustat to GA subjects resulted in a dose- dependent suppression of mean ERG b-wave rod recovery after photo bleach • Mean ERG responses at Days 14, 30 and 60 were comparable, indicating steady-state • Within 7 to 14 days after the last dose of emixustat (after photo bleach) mean ERG b-wave responses recovered approximately to baseline Source: Birch, D, Chandler J.D., Reaves, A, et al, Prolonged Rod Visual Cycle Suppression with ACU-4429 in Patients with Geographic Atrophy, ARVO Poster D1062, 2012. *Data on file.

Clinical Development Progress to Date • Completed Clinical Trials to Date − Five phase 1 clinical trials (normal healthy adults) − One phase 2a clinical trial (GA subjects) − Total of 179 human subjects exposed to emixustat • On-going Clinical Trial – Phase 2b/3 “SEATTLE” Study − Design – Two year, randomized, double-masked, dose-ranging study comparing the safety and efficacy of emixustat with placebo in patients with GA associated with dry AMD – A total of 508 patients with GA associated with dry AMD were enrolled − Objectives – Primary: Determine if emixustat reduces lesion growth rate compared to placebo – Secondary: – Evaluate safety and tolerability – Assess changes in best-corrected visual acuity – Evaluate the effect on development of wet AMD − Next Milestone – Top-line 2-year trial results anticipated in mid-2016 BioCentury NewsMakers in the Biotech Industry - September 26, 2014 28

OPA-6566 - Investigational Compound for Open-angle Glaucoma and/or Ocular Hypertension

OPA-6566 Overview and Status



- **Approach**
  - Adenosine A2a receptor agonist
- **Development Status**
  - IND filed in June 2011
  - US phase 1/2 clinical trial conducted in patients with open-angle glaucoma and/or ocular hypertension
- **Current Status**
  - After a phase 1/2 clinical trial in the United States, it was determined that further pre-clinical evaluations are needed
  - Future development plans for OPA-6566 will be based on the results of such evaluations
  - There are no ongoing or planned clinical studies at this time


Schlemm's Canal
Trabecular Meshwork
Flow of
Aqueous Humor
Trabecular Meshwork
Schlemm's Canal

ACUCELA
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Financials

Condensed Statements of Operations (in thousands, except per share data) BioCentury NewsMakers in the Biotech Industry - September 26, 2014 32 2014 2013 2014 2013 Revenue from collaborations 9,086$ 11,023$ 19,632$ 27,003$ Expenses: Research and development 6,501 7,845 14,471 15,973 General and administrative 2,481 3,255 4,842 5,387 Total expenses 8,982 11,100 19,313 21,360 Income (loss) from operations 104 (77) 319 5,643 Other income (expense), net: Interest income 120 2 164 20 Interest expense (1) (30) (14) (60) Other income, net 39 76 35 72 Total other income, net 158 48 185 32 Income (loss) before income tax 262 (29) 504 5,675 Income tax (expense) benefit (191) 9 (379) (1,984) Net income (loss) 71 (20) 125 3,691 Net income attributable to participating securities — — — 2,697 Net income (loss) attributable to common shareholders 71$ (20)$ 125$ 994$ Net income (loss) per share attributable to common shareholders Basic -$ -$ -$ 0.08 Diluted -$ -$ -$ 0.08 Basic 35,641 11,968 29,918 11,956 Diluted 35,867 11,968 30,199 12,315 (unaudited) (unaudited) Three months ended June 30, Six months ended June 30, Weighted average shares used to compute net income (loss) per share attributable to common shareholders:

Condensed Balance Sheets (in thousands) BioCentury NewsMakers in the Biotech Industry - September 26, 2014 33 June 30, December 31, 2014 2013 (unaudited) Assets Total current assets 128,843 42,281 Property and equipment, net 861 1,112 Long-term investments 63,229 3,478 Long-term deferred tax asset 1,049 1,280 Deferred offering costs - 5,548 Other assets 344 349 Total assets 194,326$ 54,048$ Liabilities and shareholders’ equity Total current liabilities 8,672 22,869 Commitments (Note 4) Long-term deferred rent, lease incentives, and others 7 55 Total long-term liabilities 7 55 Shareholders’ equity: Convertible preferred stock - 28,209 Common stock, no par value, 100,000 shares authorized as of June 30, 2014 and 60,000 shares authorized as of December 31, 2013; issued and outstanding, 35,641 shares as of June 30, 2014 and 11,971 shares as of Dec mber 31, 2013 185,976 3,654 Additional paid-in capital 3,111 2,728 Accumulated other comprehensive loss (105) (7) Accumulated deficit (335) (3,460) Total shareholders’ equity 185,647 31,124 Total liabilities and shareholders’ equity 194,326$ 54,048$

Note: FY09 and FY10 are unaudited figures. Financial Overview 27,019 36,457 34,226 46,424 52,947 - 10,000 20,000 30,000 40,000 50,000 60,000 FY09 FY10 FY11 FY12 FY13 Revenues from Collaboration 18,274 25,297 24,183 31,604 36,405 - 10,000 20,000 30,000 40,000 FY09 FY10 FY11 FY12 FY13 R&D 23,638 34,809 41,495 47,024 54,048 194,326 - 50,000 100,000 150,000 200,000 250,000 FY09 FY10 FY11 FY12 FY13 FY14Q2 Total assets 4,209 14,101 20,840 25,607 31,124 185,647 - 50,000 100,000 150,000 200,000 FY09 FY10 FY11 FY12 FY13 FY14Q2 Total shareholders' equity BioCentury NewsMakers in the Biotech Industry - September 26, 2014 34 IPO Proceeds IPO Proceeds (US$ in thousands)

Investor Rationale • Significant unmet medical need (GA associated with dry AMD) − No approved therapy currently on the market • Differentiated product candidate (emixustat) − Oral administration − Unique mechanism of action − Ongoing phase 2b/3 clinical trial (ClinicalTrials.gov identifier: NCT01802866) • Competitive and defensible IP position (as of July 31, 2014) − 111 granted patents; 167 pending patent applications • Healthy balance sheet − $163M IPO (gross proceeds) − Financially beneficial collaboration agreement with Otsuka Pharmaceutical BioCentury NewsMakers in the Biotech Industry - September 26, 2014 35

Acucela is a clinical-stage biotechnology company that specializes in discovering and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic diseases affecting millions of individuals worldwide. Acucela Inc. (TSE: 4589) BioCentury NewsMakers in the Biotech Industry September 26, 2014